UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2021.

Wall Street Acquisitions, Corporation.

(Exact name of registrant as specified in its charter)

                                 Delaware                                  000-55755                              30-0965482

                             (State or other jurisdiction          (Commission                          (IRS Employer

                             of incorporation)                         File Number)                           Identification No.)

4440 S. Piedras Drive, #136 San Antonio, TX 78228	11747
(Address of principal executive offices)	(Zip Code)

                                                                         (973) 277 4239

                                                        (Registrant’s telephone number, including area code)

                                                                 One Gateway Center, 26th Fl

                                                                          Newark, NJ 07102

                                                     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

I

Securities registered pursuant to Section l 2(b) of the Act:

N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 §240.12b-2 of this chapter).

                                                                                                        Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [NO]

Item 8.01	Other Events.

The April 8, 2021 Form 8K Amendment stating that the periods ended March 31, 2020 and June 30, 2020 Form 10Qs filed on March 1, 2021 were reviewed by AJSH & Co LLP, C-7/227, Sector-7, Rohini, Delhi 110085 was wrong. AJSH & Co LLP only assisted in the preparation of the March 31, 2020 and June 30, 2020 Form 10Qs. Therefore, the Company hereby withdraws the April 8, 2021 Amended Form 8K and the March 31, 2020 and June 30, 2020 Form 10Qs. The Company will re-file amended March 31, 2020 and June 30, 2020 Form 10Qs in due course.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Jimmy Ramirez

Wall Street Acquisitions, Corp

Registrant

Date: April 26, 2021